Exhibit 10.1

SECOND AMENDMENT TO EQUITY COMMITMENT AGREEMENT

This Second Amendment, dated as of July 22, 2020 (this “Amendment”), to the Equity Commitment Agreement, dated as of October 29, 2019 (the “Equity Commitment Agreement”), as amended by the Amendment to Equity Commitment Agreement dated as of May 6, 2020, is entered into by and among (i) Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), (ii) each Commitment Party (as defined in the Equity Commitment Agreement”), (iii) Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, (iv) Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company and (v) OT POF IEA Preferred B Aggregator, L.P., a Delaware limited partnership. Capitalized terms used herein and not defined herein have the meanings set forth in the Equity Commitment Agreement.

RECITALS
WHEREAS, the Parties wish to terminate the 2020 Commitment set forth in Section 9.18 of the Equity Commitment Agreement subject to the satisfaction of the 2019 Commitment Fees, the 2020 Commitment Fees and any Expense Reimbursement Payments outstanding on the date hereof as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1.Termination of Section 9.18.

(a)Subject to the prior satisfaction of the conditions set forth in clause (b) below, each of the terms and provisions of Section 9.18 of the Equity Commitment Agreement is hereby terminated pursuant to Section 9.18(f)(i) of the Equity Commitment Agreement effective as of July 14, 2020 and all rights, duties and obligations of the Parties under Section 9.18 of the Equity Commitment Agreement are hereby extinguished for all purposes under the Equity Commitment Agreement.

(b)Notwithstanding anything herein to the contrary, prior to the effectiveness of the foregoing clause (a), the Company shall:

a.pay $525,000 in full satisfaction of the 2019 Commitment Fees to Ares and Oaktree pursuant to Section 9.17(f) of the Equity Commitment Agreement by wire transfer of immediately available funds in such proportions as set forth on Exhibit A hereto;

b.pay $797,250 in full satisfaction of the 2020 Commitment Fees to Ares and Oaktree pursuant to Section 9.18(g) of the Equity Commitment Agreement by wire transfer of immediately available funds in such proportions as set forth on Exhibit A hereto; and

c.pay the outstanding Expense Reimbursement Payments pursuant to Section 9.18(g) of the Equity Commitment Agreement in an amount not to exceed

$343,621 by wire transfer of immediately available funds as set forth in the applicable invoices delivered to the Company on or prior to the date hereof.

2.Ratification. Except as specifically provided for in this Amendment, the terms of the Equity Commitment Agreement remain in full force and effect unaffected by this Amendment.

3.Effect of Amendment. Whenever the Equity Commitment Agreement is referred to in the Equity Commitment Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to the Equity Commitment Agreement as amended by this Amendment.

4.Miscellaneous. Sections 9.1 through 9.8 of the Equity Commitment Agreement shall apply mutatis mutandis to this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

By: /s/ John P. Roehm________________
Name: John P. Roehm
Title: Chief Executive Officer

[Signature Page to Second Amendment to the Equity Commitment Agreement]

ARES SPECIAL SITUATIONS FUND IV, L.P.
By: ASSF Management IV, L.P., its general partner
By: ASSF Management IV GP LLC, its general partner

By: /s/ Aaron Rosen________________
Name: Aaron Rosen
Title: Authorized Signatory

ASOF HOLDINGS I, L.P.
By: ASOF Management, L.P., its general partner
By: ASOF Management GP LLC, its general partner

By: /s/ Aaron Rosen________________
Name: Aaron Rosen
Title: Authorized Signatory

Notice Information:
c/o Ares Management LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Email: sgraves@aresmgmt.com
PI General Counsel@aresmgmt.com
Attention : Scott Graves

[Signature Page to Second Amendment to the Equity Commitment Agreement]

INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email:     ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention: Ian Schapiro
Peter Jonna

[Signature Page to Second Amendment to the Equity Commitment Agreement]

OT POF IEA PREFERRED B AGGREGATOR, L.P.

By: OT POF IEA Preferred B Aggregator GP, LLC
Its: General Partner
By: Oaktree Power Opportunities Fund III Delaware, L.P.
Its: Managing Member
By: Oaktree Power Opportunities Fund III GP, L.P.
Its: General Partner
By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email:     ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention: Ian Schapiro
     Peter Jonna

[Signature Page to Second Amendment to the Equity Commitment Agreement]

OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By: Oaktree Power Opportunities Fund III GP, L.P.
Its: General Partner
By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Ian Schapiro
Name: Ian Schapiro
Title: Authorized Signatory

By: /s/ Peter Jonna
Name: Peter Jonna
Title: Authorized Signatory

Notice Information:
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
Email: ischapiro@oaktreecapital.com
pjonna@oaktreecapital.com
Attention: Ian Schapiro
Peter Jonna

EXHIBIT A

	Ares Special Situations Fund IV, L.P.	ASOF Holdings I, L.P.	OT POF IEA Preferred B Aggregator, L.P.	Total
2019 Commitment Fees	$131,250.00	$131,250.00	$262,500.00	$525,000
2020 Commitment Fees	$199,312.50	$199,312.50	$398,625.00	$797,250